                                                                    EXHIBIT 23.2
                                                     Consent of BDO Seidman, LLP


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

MULTIMEDIA GAMES, INC.
AUSTIN, TEXAS

We hereby consent to the incorporation by reference in the registration statement of Multimedia Games, Inc., on Form S-8 (File No. 333-23123) of our report dated December 27, 1999, relating to the consolidated financial statements and schedule of Multimedia Games, Inc. and subsidiaries appearing in the Company's Annual Report on Form 10-K for the year ended September 30, 1999.


BDO Seidman, LLP

Houston, Texas
December 29, 1999